Offerings - Offering: 1	Aug. 20, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 16,737,693.51
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,562.54
Offering Note
Estimated solely for purposes of determining the amount of the filing fee. The transaction valuation assumes that all options to purchase subordinate voting shares that may be eligible for repricing in this offer will be tendered pursuant to this offer. The transaction valuation assumes options to purchase an aggregate of 8,940,902 subordinate shares, having an aggregate value of U.S. $16,737,694 as of August 19, 2025, calculated based on the Black-Scholes option pricing model, will be exchanged or cancelled pursuant to this offer.
The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory No. 1 for fiscal year 2025, equals $153.10 per million dollars of the transaction valuation.